SEMI
ANNUAL
REPORT

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FEBRUARY 28, 2002
TEMPLETON GROWTH FUND, INC.

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

               THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR
             INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL
               SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE
                                         PRICES. WE APPRECIATE YOUR PAST SUPPORT
           AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OF MURDO MURCHISON OMITTED]
MURDO MURCHISON
PORTFOLIO MANAGER, CFA
TEMPLETON GROWTH FUND, INC.

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[ICON OF MOUSE OMITTED]
FRANKLINTEMPLETON.COM
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and sign up.
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
CONTENTS

Shareholder Letter .........  1

Performance Summary ........  9

Financial Highlights &
Statement of Investments ... 12

Financial Statements ....... 22

Notes to
Financial Statements ....... 25



[GRAPHIC OF PYRAMID OMITTED]

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income



SHAREHOLDER LETTER
--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS MAINLY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Growth Fund covers the period ended February 28, 2002. The six months under review witnessed the first synchronized global economic slowdown in a decade and the worst bankruptcy in U.S. history, at Enron. Slowing economic growth contributed to earnings pressure for many companies, especially in the technology and telecommunications sectors. For the second year in a row, U.S. bonds outperformed equities, which has not happened since 1982. The U.S. Federal Reserve Board cut interest rates five times during the reporting period, continuing an aggressive monetary easing cycle that began in early 2001. Globally, Europe's economy was also weak, while Japan remained in recession. Other regions of Asia showed more encouraging signs of growth.

Within this turbulent environment, we continued to focus on the identification of long-term value and searched the world for individual securities that are trading at a discount, in our opinion, to their long-term worth. Amid the short-



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/02

[PIE CHART OMITTED]

EUROPE                                     35.2%
NORTH AMERICA                              32.8%
ASIA                                       17.6%
AUSTRALIA & NEW ZEALAND                     2.6%
LATIN AMERICA                               2.4%
SHORT-TERM INVESTMENTS & OTHER NET ASSETS   9.4%


term volatility, we believe there are opportunities for patient investors with a disciplined, long-term investment style. For the six-month period ended February 28, 2002, Templeton Growth Fund - Class A posted a cumulative total return of 1.87% as shown in the Performance Summary beginning on page 9. This performance compared favorably with the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a -4.71% cumulative total return during the same period.(1) We attribute the Fund's outperformance primarily to our careful stock selection.

NORTH AMERICA
The Fund's North American exposure fell from 41.7% of total net assets at the beginning of the period to 32.8% on February 28, 2002. We sold a number of holdings once their performance reached our price targets, but found it challenging to identify an equivalent number of undervalued North American stocks to replace the positions. We did, however, find opportunities in Europe and Asia. Our reduced U.S. exposure resulted from a series of decisions regarding individual holdings rather than a top-down view of the market. For example, two of our largest sales were defense holdings Raytheon and Lockheed Martin. We originally purchased both companies when they were out of favor in a market focused mainly on media, technology and telecommunications. At that point, their low ratings did not reflect their dominant positions in a consolidated industry with high entry barriers. As investors reassessed these companies' prospects in light of increased defense spending, particularly after September 11, we sold these holdings at higher levels.



1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In the paper and forest products industry, the Fund benefited from Plum Creek Timber's acquisition of Georgia-Pacific Timber, one of our holdings. After several years of consolidation, the industry shows indications of significantly improved producer discipline and capital management. We believe these developments could help to lower earnings volatility and increase returns over time. We sold our Georgia-Pacific holding at a premium, while retaining a 3.9% weighting of total net assets in paper and forest products at period-end. We expect favorable industry-wide developments may continue to benefit investors.

The Fund's holding of Gannet, a newspaper publisher that owns USA TODAY, also performed well amid expectations of a national economic recovery and advertising growth in the second half of 2002. We believed the price fully discounted this scenario and consequently sold our position. Following a sharp price rise in investment bank and retail broker Merrill Lynch, we completed the sale of this holding. With Gannet and Merrill Lynch, we assessed that the valuations reflected considerable optimism about future growth but discounted few of the risks. Thus, after applying our disciplined investment style and considering each stock's long-term prospects, we sold the positions.

On the buy side, we initiated a position in Bristol-Myers Squibb, a global health and personal care company. Historically, we have had a low exposure to the pharmaceutical sector, primarily because pharmaceutical stocks tend to trade at high valuations, reflecting their long-term growth potential. However, periodically the opportunity arises to buy high-quality, well-capitalized and cash-generative franchises when they fall out of favor with investors as a result of short-term considerations. Recently, the pharmaceuticals sector has been hit by a variety of concerns such as the loss of key patents and greater pricing pressure from a major customer group -- the public sector. For Bristol-Myers Squibb, these concerns were further compounded by its high profile involvement with biotechnology company ImClone, whose innovative cancer drug recently encountered approval obstacles. Although these short-term concerns are real, we believe they are more than reflected in the share price, which we consider low by historical standards. In our opinion, Bristol-Myers Squibb looked undervalued on the basis of our assessment of its long-term strengths.

EUROPE
The Fund's European exposure increased from 27.7% of total net assets on August 31, 2001, to 35.1% on February 28, 2002. European markets have declined steadily in the past two years. The market's dramatic sell-off in September 2001 provided particular opportunities to buy high-quality companies at valuations we considered attractive. In the banking sector, the Fund acquired a holding in UBS, which owns one of the world's largest private banks. It has a solid quality asset management arm and an investment bank with strengths in Europe and North America. UBS's recent acquisition of PaineWebber enhanced its business and profile in the U.S. The bank has a very strong capital base and a history of generating surplus cash even in difficult market conditions. Consequently, we believe that UBS is well-positioned to ride out the current economic slowdown. It is unusual, in our opinion, to find a bank of this quality trading at levels where investors with a strong value discipline typically invest. The opportunity reflects the pessimism prevalent in 2001's third quarter, when many stocks declined to levels last seen during 1998's Long-Term Capital Management situation. At that time, the hedge fund was near collapse, a high-profile U.S. victim of the spreading global financial crisis. We consider such periods of pessimism as buying opportunities for long-term investors.

We found what we considered another long-term investment opportunity and purchased the financial company Swiss Reinsurance. Swiss Re is one of the best-capitalized reinsurance companies in Europe. We have confidence that it has the balance sheet to withstand unexpected shocks or unfavorable market conditions. We believe the company has the pricing skills and necessary experience to perform well in the modern insurance industry. As the reinsurance industry experiences rising rates due to capacity constraints and more realistic risk pricing, we believe such companies' returns may rise over time. In our opinion, Swiss Re is well-positioned in this regard.

The oil and gas industry was another area of focus during the period under review. Industry consolidation can often lead to greater capital discipline and consequently, improved returns through an economic cycle. These developments supported our decision to increase the Fund's holdings in Shell Transport & Trading (U.K.) and Eni SpA (Italy). Shell is one of the world's largest oil companies and holds a broad base of high-quality assets, which generates large amounts of cash, even at low points in the economic cycle. Eni is partially privatized, is under a new management team and is steadily improving its operating performance. Although the short-term outlook for oil prices remains uncertain and is subject to political and military as well as economic influences, in both cases we believe the long-term cash generation profiles are highly attractive and currently undervalued by the market.


TOP 10 COUNTRIES
Based on Equity Investments
2/28/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------
U.S.                   27.2%

U.K.                    9.8%

South Korea             6.4%

Hong Kong               5.5%

Germany                 4.7%

Spain                   4.4%

Japan                   4.4%

Sweden                  2.6%

Canada                  2.3%

Australia               2.3%

TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,         % OF TOTAL
COUNTRY                  NET ASSETS
------------------------------------

Samsung Electronics Co. Ltd.   1.9%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

J. Sainsbury PLC               1.7%
FOOD & DRUG RETAILING, U.K.

Eni SpA                        1.7%
OIL & GAS, ITALY

Cheung Kong Holdings Ltd.      1.6%
REAL ESTATE, HONG KONG

Shell Transport &
Trading Co. PLC                1.5%
OIL & GAS, U.K.

Albertson's Inc.               1.4%
FOOD & DRUG RETAILING, U.S.

TransCanada PipeLines Ltd.     1.4%
GAS UTILITIES, CANADA

BAE Systems PLC                1.4%
AEROSPACE & DEFENSE, U.K.

Kroger Co.                     1.3%
FOOD & DRUG RETAILING, U.S.

Allstate Corp.                 1.3%
INSURANCE, U.S.



ASIA
During the six-month reporting period, we increased our Asian exposure from 16.9% to 17.6% of total net assets. South Korea was one of the best performing markets globally during this time, appreciating 55.41%.2 The Fund benefited from Korean positions purchased in early 2001, including Samsung Electronics, a semiconductor and consumer electronics manufacturer. Samsung is one of the lowest cost Dynamic Random Access Memory (DRAM) manufacturers in the world and was able to deliver returns during the DRAM cycle's lowest point for many years. We believe its consumer electronics subsidiary appears to be steadily closing the gap on some of its better known rivals. We believe Kookmin Bank is the country's strongest and largest bank, with a dominant position in mortgages and consumer finance. It appears to have had low exposure to the high profile problem loans associated with the local conglomerates, or chaebol. In our opinion, Korea Telecom is the leading provider of Korean telecommunications services. South Korea is one of the fastest growing and most developed markets for broadband services in the world. Korea Telecom has a strong balance sheet, cash flow and market position, but is one of the cheapest telecommunications stocks we can identify globally. By period-end, our South Korean weighting increased to 6.4% of total net assets.

Our Japanese exposure remained relatively small, at just 4.4% of total net assets on February 28, 2002, slightly up from 4.1% at the beginning of the period. We continued to find it difficult to identify undervalued securities in Japan. In many cases,



2. Source: Standard & Poor's Micropal. The MSCI Korea Index measures the total returns (gross dividends are reinvested) of equity securities in Korea. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

valuations are still too high and do not adequately reflect the risks associated with Japan's major structural problems, particularly in the banking sector.

LOOKING FORWARD
At Templeton, we do not attempt to forecast short-term movements in economic growth or predict the near-term direction of the financial markets. Rather, we remain concerned about overall market valuations, which suggest to us that many investors are still too optimistic about the prospects for future growth. We concentrate on selecting individual securities that we believe are undervalued on a long-term basis. Despite the high valuation placed on markets in general, there are often individual securities that are undervalued on the basis of a realistic assessment of their long-term worth. Our focus is to search globally to identify these opportunities. We are confident that even in the most volatile markets, our global team of experienced analysts will maintain our disciplined and prudent approach to investing with a focus on long-term value.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 2,079% in the past 14 calendar years, but has suffered 4 quarterly declines of more than 20% during that time.3 Although short-term



3. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 14 years ended 12/31/01. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/S/MURDO MURCHISON

Murdo Murchison
Portfolio Manager
Templeton Growth Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         2/28/02   8/31/01
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.15         $17.96    $18.11
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.4024
Short-Term Capital Gain        $0.0064
Long-Term Capital Gain         $0.0523
                               -------
       Total                   $0.4611

CLASS B                        CHANGE         2/28/02   8/31/01
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.11         $17.76    $17.87
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.2906
Short-Term Capital Gain        $0.0064
Long-Term Capital Gain         $0.0523
                               -------
       Total                   $0.3493

CLASS C                        CHANGE         2/28/02   8/31/01
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.08         $17.65    $17.73
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.2688
Short-Term Capital Gain        $0.0064
Long-Term Capital Gain         $0.0523
                               -------
       Total                   $0.3275

ADVISOR CLASS                  CHANGE         2/28/02   8/31/01
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.18         $17.97    $18.15
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.4478
Short-Term Capital Gain        $0.0064
Long-Term Capital Gain         $0.0523
                               -------
       Total                   $0.5065

CLASS R                        CHANGE         2/28/02   1/1/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.10         $17.96    $18.06



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE


CLASS A                           6-MONTH    1-YEAR    5-YEAR    10-YEAR
------------------------------------------------------------------------

Cumulative Total Return(1)          1.87%     0.32%    46.12%    195.36%

Average Annual Total Return(2)     -3.97%    -5.44%     6.61%     10.78%

Value of $10,000 Investment(3)     $9,603    $9,456   $13,772    $27,834

Avg. Ann. Total Return (3/31/02)(4)           2.88%     7.48%     11.38%



                                                               INCEPTION
CLASS B                           6-MONTH    1-YEAR    3-YEAR   (1/1/99)
------------------------------------------------------------------------

Cumulative Total Return(1)          1.45%    -0.44%    32.00%     29.98%

Average Annual Total Return(2)     -2.52%    -4.34%     8.86%      7.85%

Value of $10,000 Investment(3)     $9,748    $9,566   $12,900    $12,698

Avg. Ann. Total Return (3/31/02)(4)           4.32%     7.73%      8.86%



                                                               INCEPTION
CLASS C                           6-MONTH    1-YEAR    5-YEAR   (5/1/95)
------------------------------------------------------------------------

Cumulative Total Return(1)          1.50%    -0.41%    40.78%     92.10%

Average Annual Total Return(2)     -0.50%    -2.36%     6.87%      9.86%

Value of $10,000 Investment(3)     $9,950    $9,764   $13,939    $19,015

Avg. Ann. Total Return (3/31/02)(4)           6.25%     7.74%     10.30%



ADVISOR CLASS5                    6-MONTH    1-YEAR    5-YEAR    10-YEAR
------------------------------------------------------------------------

Cumulative Total Return(1)          1.97%     0.58%    48.03%    201.86%

Average Annual Total Return(2)      1.97%     0.58%     8.16%     11.68%

Value of $10,000 Investment(3)    $10,197   $10,058   $14,803    $30,186

Avg. Ann. Total Return (3/31/02)(4)           9.38%     9.05%     12.28%



                                                               INCEPTION
CLASS R                                                         (1/1/02)
------------------------------------------------------------------------

Cumulative Total Return(1)                                        -0.55%

Aggregate Total Return(6)                                         -1.55%

Value of $10,000 Investment(3)                                    $9,878

Aggregate Total Return (3/31/02)(6)                                2.10%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 54.15% and 8.75%.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.


CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth $4,793,163 on February 28, 2002. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2002.*

Templeton Growth Fund
Semiannual Report
February 28, 2002


Templeton Growth Fund

This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton Growth Fund Class A compared with the CPI, from inception on November 29, 1954, through February 28,2002.*


  TOTAL VALUE    PRINCIPAL+     PRINCIPAL+       CPI         PRINCIPAL       INCOME     CAPITAL GAIN
                  CAP GAINS      DIVIDENDS
      $9,425         $9,425         $9,425      $10,000        $9,425             $0              $0
      $9,576         $9,576         $9,576       $9,963        $9,576             $0              $0
     $10,250        $10,250        $10,250      $10,000       $10,250             $0              $0
     $10,726        $10,726        $10,726      $10,299       $10,726             $0              $0
      $8,911         $8,911         $8,911      $10,598        $8,911             $0              $0
     $13,261        $13,261        $13,261      $10,784       $13,261             $0              $0
     $15,118        $15,118        $15,118      $10,971       $15,118             $0              $0
     $17,210        $17,210        $17,210      $11,120       $17,210             $0              $0
     $20,358        $20,358        $20,358      $11,194       $20,358             $0              $0
     $17,606        $17,606        $17,606      $11,343       $17,606             $0              $0
     $18,511        $18,511        $18,511      $11,529       $18,511             $0              $0
     $23,802        $23,506        $23,802      $11,641       $23,506           $296              $0
     $29,073        $28,313        $29,073      $11,865       $28,313           $760              $0
     $27,532        $26,484        $27,532      $12,275       $26,484         $1,048              $0
     $31,314        $29,632        $31,314      $12,648       $29,632         $1,682              $0
     $43,140        $40,283        $43,140      $13,245       $40,283         $2,857              $0
     $51,622        $47,446        $51,622      $14,066       $47,446         $4,176              $0
     $48,298        $43,676        $48,298      $14,850       $43,676         $4,622              $0
     $58,888        $52,568        $57,875      $15,336       $51,555         $6,320          $1,013
     $99,262        $87,991        $95,625      $15,858       $84,354        $11,271          $3,637
     $89,415        $79,614        $78,886      $17,240       $69,085         $9,801         $10,529
     $78,623        $69,154        $68,188      $19,367       $58,719         $9,469         $10,435
    $108,183        $93,528        $93,732      $20,711       $79,077        $14,655         $14,451
    $158,747       $135,840       $136,291      $21,718      $113,384        $22,907         $22,456
    $191,091       $162,988       $155,058      $23,173      $126,955        $28,103         $36,033
    $227,799       $192,793       $184,488      $25,263      $149,482        $35,006         $43,311
    $288,936       $241,865       $231,142      $28,621      $184,071        $47,071         $57,794
    $363,734       $302,407       $275,936      $32,204      $214,609        $61,327         $87,798
    $362,862       $296,033       $276,915      $35,076      $210,086        $66,829         $85,947
    $402,077       $322,039       $293,516      $36,420      $213,478        $80,038        $108,561
    $534,385       $419,717       $392,896      $37,800      $278,228       $114,668        $141,489
    $545,974       $423,667       $391,770      $39,293      $269,463       $122,307        $154,204
    $697,673       $536,261       $482,618      $40,786      $321,206       $161,412        $215,055
    $845,831       $637,582       $572,151      $41,235      $363,902       $208,249        $273,680
    $872,099       $653,004       $550,763      $43,062      $331,668       $219,095        $321,336
  $1,077,885       $784,305       $682,364      $44,965      $388,784       $293,580        $395,521
  $1,321,060       $935,100       $831,578      $47,056      $445,618       $385,960        $489,482
  $1,201,437       $834,403       $737,439      $49,931      $370,405       $367,034        $463,998
  $1,577,839     $1,101,649       $912,476      $51,459      $436,286       $476,190        $665,363
  $1,644,333     $1,161,911       $889,019      $52,951      $406,597       $482,422        $755,314
  $2,181,978     $1,558,304     $1,121,883      $54,407      $498,209       $623,674      $1,060,095
  $2,199,826     $1,589,759     $1,068,973      $55,860      $458,906       $610,067      $1,130,853
  $2,636,095     $1,922,768     $1,203,902      $57,279      $490,575       $713,327      $1,432,193
  $3,177,868     $2,296,080     $1,434,285      $59,181      $552,497       $881,788      $1,743,583
  $3,692,079     $2,730,272     $1,510,347      $60,187      $548,540       $961,807      $2,181,732
  $3,600,538     $2,708,431     $1,354,973      $61,156      $462,866       $892,107      $2,245,565
  $4,696,374     $3,475,052     $1,785,696      $62,795      $564,374     $1,221,322      $2,910,678
  $4,778,045     $3,560,329     $1,737,698      $64,923      $519,982     $1,217,716      $3,040,347
  $4,803,834     $3,500,365     $1,812,422      $65,930      $508,953     $1,303,469      $2,991,412
  $4,793,163     $3,492,559     $1,808,326      $66,338      $507,722     $1,300,604      $2,984,837

*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                         CLASS A
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                            FEBRUARY 28, 2002 -------------------------------------------------------------
                                               (UNAUDITED)       2001         2000        1999          1998        1997
                                            -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $18.11       $19.67       $19.56       $16.78       $22.47       $18.75
                                            -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .09          .39          .35          .46          .50          .54
 Net realized and unrealized gains (losses) .         .22         (.16)         .99         4.76        (2.76)        4.48
                                            -------------------------------------------------------------------------------
Total from investment operations ............         .31          .23         1.34         5.22        (2.26)        5.02
                                            -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.40)        (.37)        (.54)        (.41)        (.55)        (.49)
 Net realized gains .........................        (.06)       (1.42)        (.69)       (2.03)       (2.88)        (.81)
                                            -------------------------------------------------------------------------------
Total distributions .........................        (.46)       (1.79)       (1.23)       (2.44)       (3.43)       (1.30)
                                            -------------------------------------------------------------------------------
Net asset value, end of period ..............      $17.96       $18.11       $19.67       $19.56       $16.78       $22.47
                                            ===============================================================================
Total return* ...............................       1.87%        1.62%        7.58%       34.72%      (12.61)%      28.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........... $12,154,757  $12,092,917  $13,191,493  $13,368,945  $11,116,564  $12,129,283
Ratios to average net assets:
 Expenses ...................................       1.08%**      1.15%        1.11%        1.12%        1.08%        1.08%
 Net investment income ......................       1.09%**      2.11%        1.83%        2.60%        2.53%        2.81%
Portfolio turnover rate .....................      27.51%       24.29%       50.57%       32.01%       48.23%       41.81%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (CONTINUED)

                                                                                  CLASS B
                                                                --------------------------------------------
                                                                SIX MONTHS ENDED     YEAR ENDED AUGUST 31,
                                                                FEBRUARY 28, 2002 --------------------------
                                                                   (UNAUDITED)     2001      2000     1999+
                                                                --------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................      $17.87     $19.45    $19.46   $16.37
                                                                --------------------------------------------
Income from investment operations:
 Net investment income ..........................................         .03        .25       .22      .24
 Net realized and unrealized gains (losses) .....................         .21       (.16)      .97     2.85
                                                                --------------------------------------------
Total from investment operations ................................         .24        .09      1.19     3.09
                                                                --------------------------------------------
Less distributions from:
 Net investment income ..........................................        (.29)      (.25)     (.51)      --
 Net realized gains .............................................        (.06)     (1.42)     (.69)      --
                                                                --------------------------------------------
Total distributions .............................................        (.35)     (1.67)    (1.20)      --
                                                                --------------------------------------------
Net asset value, end of period ..................................      $17.76     $17.87    $19.45   $19.46
                                                                ============================================
Total return* ...................................................       1.45%       .91%     6.81%   18.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................    $120,525    $93,301   $69,297  $27,573
Ratios to average net assets:
 Expenses .......................................................       1.82%**    1.89%     1.86%    1.88%**
 Net investment income ..........................................        .34%**    1.40%     1.16%    1.91%**
Portfolio turnover rate .........................................      27.51%     24.29%    50.57%   32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (CONTINUED)

                                                                           CLASS C
                                            -----------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                            FEBRUARY 28, 2002 -----------------------------------------------
                                               (UNAUDITED)    2001      2000        1999     1998      1997
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $17.73    $19.28    $19.15     $16.49    $22.18    $18.57
                                                   ----------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .03       .25       .20        .32       .38       .42
 Net realized and unrealized gains (losses)           .22      (.16)      .98       4.68     (2.77)     4.39
                                                   ----------------------------------------------------------
Total from investment operations ...........          .25       .09      1.18       5.00     (2.39)     4.81
                                                   ----------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.27)     (.22)     (.36)      (.31)     (.42)     (.39)
 Net realized gains ........................         (.06)    (1.42)     (.69)     (2.03)    (2.88)     (.81)
                                                   ----------------------------------------------------------
Total distributions ........................         (.33)    (1.64)    (1.05)     (2.34)    (3.30)    (1.20)
                                                   ----------------------------------------------------------
Net asset value, end of period .............       $17.65    $17.73    $19.28     $19.15    $16.49    $22.18
                                                   ==========================================================

Total return* ..............................        1.50%      .90%     6.79%     33.77%  (13.32)%    27.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $909,235  $906,390  $995,687 $1,021,159  $872,219  $755,184
Ratios to average net assets:
 Expenses ..................................        1.82%**   1.89%     1.85%      1.86%     1.83%     1.84%
 Net investment income .....................         .35%**   1.37%     1.08%      1.84%     1.79%     2.14%
Portfolio turnover rate ....................       27.51%    24.29%    50.57%     32.01%    48.23%    41.81%


*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (CONTINUED)

                                                                      CLASS R
                                                                  -----------------
                                                                    PERIOD ENDED
                                                                  FEBRUARY 28, 2002
                                                                    (UNAUDITED)+
                                                                  -----------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................      $18.06
                                                                  -----------------
Income from investment operations:
 Net investment income ..........................................         .03
 Net realized and unrealized loss ...............................        (.13)
                                                                  -----------------
Total from investment operations ................................        (.10)
                                                                  -----------------
Net asset value, end of period ..................................      $17.96
                                                                  -----------------
Total return* ...................................................      (.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                         $590
Ratios to average net assets:
 Expenses .......................................................        1.33%**
 Net investment income ..........................................        1.58%**
Portfolio turnover rate .........................................       27.51%


*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 2, 2002 to February 28, 2002.
++Based on average weighted shares outstanding.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (CONTINUED)

                                                                      ADVISOR CLASS
                                            -----------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                            FEBRUARY 28, 2002 -----------------------------------------------
                                               (UNAUDITED)    2001      2000        1999     1998      1997+
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $18.15    $19.71    $19.61     $16.80    $22.49   $19.37
                                            -----------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .12       .43       .40        .51       .56      .37
 Net realized and unrealized gains (losses)           .21      (.15)      .99       4.77     (2.78)    2.75
                                            -----------------------------------------------------------------
Total from investment operations ...........          .33       .28      1.39       5.28     (2.22)    3.12
                                            -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.45)     (.42)     (.60)      (.44)     (.59)      --
 Net realized gains ........................         (.06)    (1.42)     (.69)     (2.03)    (2.88)      --
                                            -----------------------------------------------------------------
Total distributions ........................         (.51)    (1.84)    (1.29)     (2.47)    (3.47)      --
                                            -----------------------------------------------------------------
Net asset value, end of period .............       $17.97    $18.15    $19.71     $19.61    $16.80   $22.49
                                            =================================================================
Total return* ..............................        1.97%     1.90%     7.87%     35.16%  (12.41)%   16.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $92,095   $84,975  $118,679    $50,751   $36,301  $29,531
Ratios to average net assets:
 Expenses ..................................         .83%**    .90%      .86%       .87%      .83%     .83%**
 Net investment income .....................        1.33%**   2.36%     2.10%      2.85%     2.81%    3.68%**
Portfolio turnover rate ....................       27.51%    24.29%    50.57%     32.01%    48.23%   41.81%


*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.

16                                          See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)



                                                                    COUNTRY        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 82.0%
     AEROSPACE & DEFENSE 2.1%
     BAE Systems PLC .........................................   United Kingdom 40,000,000       $179,912,590
     Rolls-Royce PLC .........................................   United Kingdom 44,783,587        101,980,983
                                                                                                -------------
                                                                                                  281,893,573
                                                                                                -------------
     AIRLINES 1.1%
     Singapore Airlines Ltd. .................................      Singapore   18,999,770        141,057,877
                                                                                                -------------
     AUTO COMPONENTS .7%
     Michelin SA, B ..........................................       France      2,453,717         93,176,171
                                                                                                -------------
     AUTOMOBILES 1.8%
     Bayerische Motoren Werke AG .............................       Germany     1,500,000         55,208,595
     Ford Motor Co. ..........................................    United States  4,000,000         59,520,000
     General Motors Corp. ....................................    United States  2,264,400        119,967,912
                                                                                                -------------
                                                                                                  234,696,507
                                                                                                -------------
     BANKS 8.2%
     Australia & New Zealand Banking Group Ltd. ..............      Australia   17,000,000        161,890,555
     DBS Group Holdings Ltd. .................................      Singapore    4,163,000         30,679,641
     Foreningssparbanken AB, A ...............................       Sweden      6,122,600         70,214,309
     HSBC Holdings PLC .......................................      Hong Kong   15,000,000        166,842,966
     Kookmin Bank ............................................     South Korea   3,012,903        131,767,568
     Lloyds TSB Group PLC ....................................   United Kingdom 17,000,000        163,505,467
     Nordea AB ...............................................       Sweden     14,000,000         72,917,712
     Oversea Chinese Banking Corp. Ltd. ......................      Singapore      766,000          5,310,588
     San Paolo-IMI. SpA ......................................        Italy      8,711,470         88,465,800
     U.S. Bancorp ............................................    United States  5,000,000        104,250,000
    *UBS AG ..................................................     Switzerland   2,100,000         97,151,490
                                                                                                -------------
                                                                                                1,092,996,096
                                                                                                -------------
     CHEMICALS 5.1%
    +Agrium Inc. .............................................       Canada      5,781,100         57,521,945
     Akzo Nobel NV ...........................................     Netherlands   3,202,045        141,258,138
     BASF AG .................................................       Germany     4,000,000        154,142,915
     Bayer AG, Br. ...........................................       Germany     4,000,000        126,981,930
     DSM NV, Br. .............................................     Netherlands   1,500,000         57,621,943
     Eastman Chemical Co. ....................................    United States  1,374,900         60,495,600
     Lyondell Chemical Co. ...................................    United States  4,869,600         76,111,848
                                                                                                -------------
                                                                                                  674,134,319
                                                                                                -------------
     COMMERCIAL SERVICES & SUPPLIES .9%
     Waste Management Inc. ...................................    United States  4,442,900        116,892,699
                                                                                                -------------
     COMPUTERS & PERIPHERALS 1.1%
     Compaq Computer Corp. ...................................    United States    380,900          3,862,326
     Hewlett-Packard Co. .....................................    United States  2,814,000         56,617,680
     NEC Corp. ...............................................        Japan     11,000,000         79,977,583
                                                                                                -------------
                                                                                                  140,457,589
                                                                                                -------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CONSTRUCTION MATERIALS
     Cheung Kong Infrastructure Holdings Ltd. ................      Hong Kong    2,105,282      $   3,320,187
                                                                                                -------------
     DIVERSIFIED FINANCIALS 2.2%
     Nomura Securities Co. Ltd. ..............................        Japan     11,000,000        125,761,255
     Swire Pacific Ltd., A ...................................      Hong Kong   24,242,000        131,789,698
     Swire Pacific Ltd., B ...................................      Hong Kong   55,679,500         39,621,916
                                                                                                -------------
                                                                                                  297,172,869
                                                                                                -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 7.6%
     AT&T Corp. ..............................................    United States  5,394,600         83,832,084
     Cable & Wireless PLC ....................................   United Kingdom 46,000,000        143,138,003
     Korea Telecom Corp., ADR ................................     South Korea   7,700,000        171,710,000
     Nippon Telegraph & Telephone Corp. ......................        Japan         52,000        165,918,177
     SBC Communications Inc. .................................    United States  1,900,000         71,896,000
     Telecom Corp. of New Zealand Ltd. .......................     New Zealand  17,061,933         36,353,245
    *Telefonica SA ...........................................        Spain     14,000,000        163,242,710
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...........       Mexico      2,750,000        105,297,500
    *Worldcom Inc.- Worldcom Group ...........................    United States  9,000,000         67,680,000
                                                                                                -------------
                                                                                                1,009,067,719
                                                                                                -------------
     ELECTRIC UTILITIES 5.9%
     E.On AG .................................................       Germany     3,150,000        154,220,765
     Endesa SA ...............................................        Spain      9,500,000        142,491,372
     Entergy Corp. ...........................................    United States  2,000,000         82,560,000
     Hong Kong Electric Holdings Ltd. ........................      Hong Kong   27,788,500        104,038,747
     Iberdrola SA, Br. .......................................        Spain     10,724,300        134,973,285
     Innogy Holdings PLC .....................................   United Kingdom  9,919,000         35,950,605
    *Korea Electric Power Corp. ..............................     South Korea   2,690,420         44,606,631
     Potomac Electric Power Co. ..............................    United States  3,718,727         81,663,245
                                                                                                -------------
                                                                                                  780,504,650
                                                                                                -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS .9%
     Hitachi Ltd. ............................................        Japan     17,999,600        114,594,875
                                                                                                -------------
    *ENERGY EQUIPMENT & SERVICES .1%
     Noble Drilling Corp. ....................................    United States    277,600          9,779,848
                                                                                                -------------
     FOOD & DRUG RETAILING 4.4%
     Albertson's Inc. ........................................    United States  6,000,000        181,560,000
     J. Sainsbury PLC ........................................   United Kingdom 38,000,000        224,798,801
    *Kroger Co. ..............................................    United States  8,000,000        177,200,000
                                                                                                -------------
                                                                                                  583,558,801
                                                                                                -------------
     FOOD PRODUCTS 3.9%
     General Mills Inc. ......................................    United States  1,500,000         69,345,000
     H.J. Heinz Co. ..........................................    United States  3,639,800        148,394,646
     Kraft Foods Inc. ........................................    United States    567,200         22,177,520
     Nestle SA ...............................................     Switzerland     400,000         88,359,540

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY       SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FOOD PRODUCTS (CONT.)
     Sara Lee Corp. ..........................................    United States  3,406,850      $  71,271,302
     Unilever PLC ............................................   United Kingdom 14,350,000        118,938,912
                                                                                                -------------
                                                                                                  518,486,920
                                                                                                -------------
     GAS UTILITIES 1.4%
     TransCanada PipeLines Ltd. ..............................       Canada     13,008,964        179,998,754
                                                                                                -------------
     HEALTH CARE PROVIDERS & SERVICES .8%
     CIGNA Corp. .............................................    United States  1,200,000        107,640,000
                                                                                                -------------
     HOTELS RESTAURANTS & LEISURE .5%
     Carnival Corp. ..........................................    United States  1,101,400         30,057,206
     Shangri-La Asia Ltd. ....................................      Hong Kong   46,116,700         39,616,872
                                                                                                -------------
                                                                                                   69,674,078
                                                                                                -------------
     HOUSEHOLD DURABLES 1.2%
     Koninklijke Philips Electronics NV ......................     Netherlands   3,000,000         78,368,957
     Sony Corp. ..............................................        Japan      1,853,800         84,222,709
                                                                                                -------------
                                                                                                  162,591,666
                                                                                                -------------
     HOUSEHOLD PRODUCTS .5%
     Procter & Gamble Co. ....................................    United States    800,000         67,832,000
                                                                                                -------------
     INDUSTRIAL CONGLOMERATES .4%
     Cookson Group PLC .......................................   United Kingdom 20,242,068         22,618,115
     Smiths Group PLC ........................................   United Kingdom  2,556,100         25,632,946
                                                                                                -------------
                                                                                                   48,251,061
                                                                                                -------------
     INSURANCE 5.2%
     Ace Ltd. ................................................       Bermuda     2,019,400         88,651,660
     Allstate Corp. ..........................................    United States  4,916,600        172,179,332
     AXA SA ..................................................       France      3,500,000         65,242,589
     Swiss Reinsurance Co. ...................................     Switzerland   1,000,000         89,914,339
     Torchmark Corp. .........................................    United States  1,818,500         73,085,515
     W. R. Berkley Corp. .....................................    United States  1,200,000         65,400,000
     XL Capital Ltd., A ......................................       Bermuda     1,400,000        133,368,772
                                                                                                -------------
                                                                                                  687,842,207
                                                                                                -------------
     LEISURE EQUIPMENT & PRODUCTS .4%
     Eastman Kodak Co. .......................................    United States  1,750,000         55,125,000
                                                                                                -------------
     MACHINERY 1.2%
     Invensys PLC ............................................   United Kingdom 14,700,000         19,960,114
     Volvo AB, B .............................................       Sweden      8,000,000        140,674,799
                                                                                                -------------
                                                                                                  160,634,913
                                                                                                -------------
     METALS & MINING 4.0%
    +AK Steel Holding Corp. ..................................    United States  8,629,900        120,732,301
     Barrick Gold Corp. ......................................       Canada      4,002,100         71,838,000

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     METALS & MINING (CONT.)
     BHP Billiton PLC ........................................      Australia   26,000,000      $ 147,098,344
     Pohang Iron & Steel Co. Ltd. ............................     South Korea   1,250,000        138,322,381
     United States Steel Corp. ...............................    United States  3,300,000         58,476,000
                                                                                                -------------
                                                                                                  536,467,026
                                                                                                -------------
     MULTILINE RETAIL 1.4%
     Marks & Spencer PLC .....................................   United Kingdom 13,000,000         69,136,222
     Sears, Roebuck & Co. ....................................    United States  2,225,300        117,006,274
                                                                                                -------------
                                                                                                  186,142,496
                                                                                                -------------
     OIL & GAS 6.2%
     Burlington Resources Inc. ...............................    United States  4,151,200        156,002,096
     Eni SpA .................................................        Italy     16,000,000        219,225,480
     Occidental Petroleum Corp. ..............................    United States  3,600,000         96,624,000
     Repsol YPF SA ...........................................        Spain     12,000,000        148,330,118
     Shell Transport & Trading Co. PLC .......................   United Kingdom 29,000,000        201,807,612
                                                                                                -------------
                                                                                                  821,989,306
                                                                                                -------------
     PAPER & FOREST PRODUCTS 3.9%
     Bowater Inc. ............................................    United States  2,092,500        107,868,375
     Holmen Aktiebolag AB, B .................................       Sweden      2,515,150         61,533,604
     International Paper Co. .................................    United States  3,472,840        151,936,750
     Stora Enso OYJ, R (EUR Traded) ..........................       Finland     5,079,968         65,912,548
     UPM-Kymmene Corp. .......................................       Finland     3,700,000        131,540,478
                                                                                                -------------
                                                                                                  518,791,755
                                                                                                -------------
     PHARMACEUTICALS 2.9%
     Abbott Laboratories .....................................    United States  2,300,000        130,065,000
     Bristol-Myers Squibb Co. ................................    United States  3,000,000        141,000,000
     Pharmacia Corp. .........................................    United States  2,800,000        114,940,000
                                                                                                -------------
                                                                                                  386,005,000
                                                                                                -------------
     REAL ESTATE 3.1%
     Cheung Kong Holdings Ltd. ...............................      Hong Kong   25,999,800        216,685,835
     Hang Lung Properties Ltd. ...............................      Hong Kong   30,428,100         30,235,956
    +Rouse Co. ...............................................    United States  4,282,200        127,695,204
     St. Joe Co. .............................................    United States  1,415,700         40,630,590
                                                                                                -------------
                                                                                                  415,247,585
                                                                                                -------------
     ROAD & RAIL .2%
     Florida East Coast Industries Inc., B ...................    United States    470,546         10,653,161
     Nippon Express Co. Ltd. .................................        Japan      4,718,000         16,746,124
                                                                                                -------------
                                                                                                   27,399,285
                                                                                                -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.9%
     Samsung Electronics Co. Ltd. ............................     South Korea     963,300        249,574,666
                                                                                                -------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                    COUNTRY        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     WIRELESS TELECOMMUNICATION SERVICES .8%
     SK Telecom Co. Ltd., ADR ................................     South Korea   5,000,000    $   109,750,000
                                                                                              ---------------
     TOTAL COMMON STOCKS (COST $10,303,295,249)                                                10,882,747,498
                                                                                              ---------------
     PREFERRED STOCKS 2.6%
     Cia Vale do Rio Doce, A, ADR, pfd. ......................       Brazil      2,642,980         67,263,841
     Cia Vale do Rio Doce, A, pfd. ...........................       Brazil        949,560         24,151,590
     Petroleo Brasileiro SA, pfd. ............................       Brazil      4,750,000        112,961,000
     Volkswagen AG, pfd. .....................................       Germany     4,499,990        138,183,367
                                                                                              ---------------
     TOTAL PREFERRED STOCKS (COST $355,642,441) ..............                                    342,559,798
                                                                                              ---------------


                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                --------------
     BONDS 6.0%
     Dutch Government, Strip, 9/30/02 ........................     Netherlands  34,600,000 EUR     29,293,840
     Federal Republic of Germany:
      3.75%, 9/12/03 .........................................       Germany   135,000,000 EUR    116,678,363
      4.50%, 8/18/06 .........................................       Germany   505,000,000 EUR    436,692,839
     U.S. Treasury Bond:
      7.50%, 11/15/24 ........................................    United States 60,000,000         74,327,400
      6.75%, 8/15/26 .........................................    United States 60,000,000         68,868,780
      Inflation Index, 3.625%, 4/15/28 .......................    United States 32,779,500         34,075,338
      Inflation Index, 3.875%, 4/15/29 .......................    United States 32,250,300         34,981,512
                                                                                              ---------------
     TOTAL BONDS (COST $801,822,249)                                                              794,918,072
                                                                                              ---------------
     SHORT TERM INVESTMENTS 8.3%
     Belgium Treasury Bills, 3.110% to 3.923%, with maturities
       to 2/13/03 ............................................       Belgium   140,000,000 EUR    118,729,932
     Dresdner Bank AG, 3.17%, 3/1/02, Time Deposit ...........     Switzerland   3,165,000 EUR      2,734,719
     Dutch Treasury Bills, 3.23% to 3.92%, with maturities
       to 6/28/02 ............................................     Netherlands  50,000,000 EUR     42,798,922
     French Treasury Bills, 2.950% to 3.945%, with maturities
       to 1/09/03 ............................................        France   170,000,000 EUR    143,744,324
     U.S. Treasury Bills, 1.534% to 1.737%, with maturities
       to 5/30/02 ............................................   United States 803,690,000        802,130,712

     TOTAL SHORT TERM INVESTMENTS (COST $1,119,288,744) ......                                  1,110,138,609
                                                                                              ---------------
     TOTAL INVESTMENTS (COST $12,580,048,683) 98.9% ..........                                 13,130,363,977
     OTHER ASSETS, LESS LIABILITIES 1.1% .....................                                    146,838,098
                                                                                              ---------------
     TOTAL NET ASSETS 100.0% .................................                                $13,277,202,075
                                                                                              ===============

     CURRENCY ABBREVIATIONS:
     EUR-- European Unit

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated compaines" at February 28, 2002 were $305,949,450.

                      See notes to financial statements.                      21

TEMPLETON GROWTH FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $12,580,048,683) ..........................    $13,130,363,977
 Cash ................................................................................             14,842
 Receivables:
  Investment securities sold .........................................................        159,350,795
  Capital shares sold ................................................................         20,170,271
  Dividends and interest .............................................................         54,756,356
                                                                                          ---------------
      Total assets ...................................................................     13,364,656,241
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................         62,977,204
  Capital shares redeemed ............................................................         11,460,530
  To affiliates ......................................................................         11,663,033
 Distributions to shareholders .......................................................            237,884
 Accrued expenses ....................................................................          1,115,515
                                                                                          ---------------
      Total liabilities ..............................................................         87,454,166
                                                                                          ---------------
Net assets, at value .................................................................    $13,277,202,075
                                                                                          ===============
Net assets consist of:
 Undistributed net investment income .................................................    $    12,265,400
 Net unrealized appreciation .........................................................        549,545,594
 Accumulated net realized gain .......................................................        134,512,850
 Capital shares ......................................................................     12,580,878,231
                                                                                          ===============
Net assets, at value .................................................................    $13,277,202,075
                                                                                          ===============
CLASS A:
 Net asset value per share ($12,154,756,873 / 676,844,377 shares outstanding) ........             $17.96
                                                                                          ===============
 Maximum offering price per share ($17.96 / 94.25%) ..................................             $19.06
                                                                                          ===============
CLASS B:
 Net asset value and maximum offering price per share ($120,524,962 / 6,786,016 shares
   outstanding)* .....................................................................             $17.76
                                                                                          ===============
CLASS C:
 Net asset value per share ($909,234,710 / 51,520,732 shares outstanding)* ...........             $17.65
                                                                                          ===============
 Maximum offering price per share ($17.65 / 99.00%) ..................................             $17.83
                                                                                          ===============
CLASS R:
 Net asset value and maximum offering price per share ($589,941 / 32,856 shares
   outstanding)* .....................................................................             $17.96
                                                                                          ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($92,095,589 / 5,125,390 shares
   outstanding) ......................................................................             $17.97
                                                                                          ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.


 22                      See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $6,272,399)
 Dividends ................................................................   $111,969,967
 Interest .................................................................     25,946,797
                                                                              ------------
      Total investment income .............................................                 $ 137,916,764
Expenses:
 Management fees (Note 3) .................................................     38,561,962
 Administrative fees (Note 3) .............................................      5,035,655
 Distribution fees (Note 3)
  Class A .................................................................     14,516,377
  Class B .................................................................        500,279
  Class C .................................................................      4,321,240
  Class R .................................................................             88
 Transfer agent fees (Note 3) .............................................      7,043,700
 Custodian fees ...........................................................      1,420,400
 Reports to shareholders ..................................................        328,000
 Registration and filing fees .............................................        131,500
 Professional fees ........................................................        113,000
 Directors' fees and expenses .............................................        125,200
 Other ....................................................................         49,507
                                                                              ------------
      Total expenses ......................................................                    72,146,908
                                                                                            -------------
           Net investment income ..........................................                    65,769,856
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................    180,636,341
  Foreign currency transactions ...........................................     (7,556,406)
                                                                              ------------
      Net realized gain ...................................................                   173,079,935
 Net unrealized depreciation on:
  Investments .............................................................    (17,965,111)
  Translation of assets and liabilities denominated in foreign currencies .       (424,308)
                                                                              ------------
      Net unrealized depreciation on investments ..........................                   (18,389,419)
                                                                                            -------------
Net realized and unrealized gain ..........................................                   154,690,516
                                                                                            -------------
Net increase in net assets resulting from operations ......................                 $ 220,460,372
                                                                                            =============

                      See notes to financial statements.                      23

TEMPLETON GROWTH FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                                          SIX MONTHS ENDED    YEAR ENDED
                                                                          FEBRUARY 28, 2002 AUGUST 31, 2001
                                                                          ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................   $    65,769,856  $   278,413,571
  Net realized gain from investments and foreign currency transactions        173,079,935      447,087,644
  Net unrealized depreciation on investments and translation of assets and
    liabilities denominated in foreign currencies .....................       (18,389,419)    (520,959,618)
                                                                          ---------------------------------
      Net increase in net assets resulting from operations ............       220,460,372      204,541,597
Distributions to shareholders from:
 Net investment income:
  Class A .............................................................      (267,646,717)    (242,414,651)
  Class B .............................................................        (1,600,470)        (941,369)
  Class C .............................................................       (13,576,845)     (11,216,914)
  Advisor Class .......................................................        (2,112,918)      (2,398,616)
 Net realized gains:
  Class A .............................................................       (39,251,281)    (940,406,899)
  Class B .............................................................          (343,280)      (5,416,038)
  Class C .............................................................        (2,985,076)     (72,403,678)
  Advisor Class .......................................................          (277,369)      (8,212,971)
                                                                          ---------------------------------
Total distributions to shareholders ...................................      (327,793,956)  (1,283,411,136)
Capital share transactions (Note 2):
  Class A .............................................................       164,070,232     (110,108,034)
  Class B .............................................................        27,094,227       29,722,696
  Class C .............................................................         7,404,593      (12,900,723)
  Class R .............................................................           580,958               --
  Advisor Class .......................................................         7,802,221      (25,416,798)
                                                                          ---------------------------------
Total capital share transactions ......................................       206,952,231     (118,702,859)
       Net increase (decrease) in net assets ..........................        99,618,647   (1,197,572,398)
Net assets:
 Beginning of period ..................................................    13,177,583,428   14,375,155,826
                                                                          ---------------------------------
 End of period ........................................................   $13,277,202,075  $13,177,583,428
                                                                          ---------------------------------
Undistributed net investment income included in net assets:
 End of period ........................................................   $    12,265,400  $   232,408,653
                                                                          =================================

24                         See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At February 28, 2002, there were 1.9 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million, 100 million and 100 million were designated Class A shares, Class B shares, Class C shares, Class R shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES          AMOUNT
                                                 ------------------------------------------------------------
CLASS A SHARES:
Shares sold ...................................   48,165,191 $ 842,486,563      139,096,155  $ 2,558,962,608
Shares issued on reinvestment of distributions    15,465,056   263,854,563       60,103,077    1,052,348,719
Shares redeemed ...............................  (54,521,254) (942,270,894)    (201,983,288)  (3,721,419,361)
                                                 ------------------------------------------------------------
Net increase (decrease) .......................    9,108,993 $ 164,070,232       (2,784,056) $  (110,108,034)
                                                 ============================================================
                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES          AMOUNT
                                                 ------------------------------------------------------------
CLASS B SHARES:
Shares sold ...................................    1,780,940  $ 30,860,901        1,808,931  $    32,649,291
Shares issued on reinvestment of distributions       103,307     1,741,605          330,713        5,740,507
Shares redeemed ...............................     (320,054)   (5,508,279)        (480,495)      (8,667,102)
                                                 ------------------------------------------------------------
Net increase ..................................    1,564,193  $ 27,094,227        1,659,149  $    29,722,696
                                                 ============================================================

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ------------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                 ------------------------------------------------------------
CLASS C SHARES:
Shares sold .....................................  3,288,943  $ 56,599,684        8,061,996  $   144,935,792
Shares issued on reinvestment of distributions ..    873,437    14,631,724        4,336,631       74,682,678
Shares redeemed ................................. (3,758,750)  (63,826,815)     (12,919,633)    (232,519,193)
                                                 ------------------------------------------------------------
Net increase (decrease) .........................    403,630  $  7,404,593         (521,006) $   (12,900,723)
-------------------------------------------------------------------------------------------------------------

                                                         PERIOD ENDED
                                                      FEBRUARY 28, 2002*
                                                 --------------------------
                                                     SHARES      AMOUNT
                                                 --------------------------
CLASS R SHARES:
Shares sold .....................................     32,871    $  581,223
Shares redeemed .................................        (15)         (265)
                                                 --------------------------
Net increase ....................................     32,856    $  580,958
                                                 ==========================
*Effective date of Class R shares was January 2, 2002.


                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                 ----------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                 ----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .....................................    714,040  $ 12,525,761        1,445,738  $  26,113,228
Shares issued on reinvestment of distributions ..    126,215     2,152,843          547,229      9,585,732
Shares redeemed .................................   (397,919)   (6,876,383)      (3,330,087)   (61,115,758)
                                                 ----------------------------------------------------------
Net increase (decrease) .........................    442,336  $  7,802,221       (1,337,120) $ (25,416,798)
                                                 ==========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2002, unreimbursed costs were $8,266,507. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $762,784 and $52,971, respectively.


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments ....................  $12,603,409,908
                                                           ----------------
                 Unrealized appreciation ................    1,699,264,257
                 Unrealized depreciation ................   (1,172,310,188)
                                                           ----------------
                 Net unrealized appreciation ............  $   526,954,069
                                                           ================

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $3,290,254,015 and $3,416,103,008, respectively.

SEMIANNUAL REPORT
TEMPLETON GROWTH FUND, INC.

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S2002 04/02   [GRAPHIC OMITTED] Printed on recycled paper